Exhibit 1
                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Travis Boats & Motors, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 3rd day of February, 2003.



Dated:  February 3, 2003

                     SC FUNDAMENTAL VALUE FUND, L.P.

                     By:    SC Fundamental LLC, as
                            General Partner


                     By: /s/ Neil H. Koffler
                        --------------------------------------------------------
                          Neil H. Koffler, Member


                     SC FUNDAMENTAL LLC


                     By: /s/ Neil H. Koffler
                        --------------------------------------------------------
                          Neil H. Koffler, Member


                     SC FUNDAMENTAL VALUE BVI, LTD.


                     By: SC Fundamental Value BVI, Inc., as managing general partner of investment manager

                     By: /s/ Neil H. Koffler
                        --------------------------------------------------------
                          Neil H. Koffler, Vice President


                     SC-BVI PARTNERS


                     By: SC Fundamental Value BVI, Inc., as managing general partner


                     By: /s/ Neil H. Koffler
                        --------------------------------------------------------
                          Neil H. Koffler, Vice President





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
                     PMC-BVI, INC.


                     By: /s/ Neil H. Koffler
                        --------------------------------------------------------
                          Neil H. Koffler as Attorney-in-Fact for
                          Peter M. Collery, President (1)


                     SC FUNDAMENTAL VALUE BVI, INC.


                     By: /s/ Neil H. Koffler
                        --------------------------------------------------------
                          Neil H. Koffler, Vice President


                     /s/ Neil H. Koffler
                     -----------------------------------------------------------
                          Neil H. Koffler as Attorney-in-Fact for
                          Peter M. Collery (1)


                     /s/ Neil H. Koffler
                     -----------------------------------------------------------
                          Neil H. Koffler







  (1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13D with respect to the common stock of ESG Re Limited, filed on August 21, 2000, and is hereby incorporated by reference.







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